Arrow Funds

Arrow Alternative Solutions Fund

Supplement dated October 31, 2007 to the Prospectus dated October 31, 2007

Initial offering of the Arrow Alternative Solutions Fund (“Fund”).  The Fund will be offered for sale during a period scheduled to begin October 31, 2007 and to end at the close of business on January 31, 2008, subject to change (the “Subscription Period”).  During the Subscription Period, the Fund will be offered through broker/dealers who have a selling agreement with the Fund (“Dealers”).

During the Subscription Period, you may purchase the Fund through Dealers at net asset value (“NAV”) (plus the applicable sales charge).  During the Subscription Period, purchasers of Class A Shares will pay a lower initial sales charge according to the following schedule:

		Sales Charge (Load) as a % of (1)
Amount of Investment	Normal Sales Charge	Offering Price	Amount Invested	Dealer Reallowance%(2)
Under $25,000	5.75%	5.00%	5.26%	5.00%
$25,000 to $49,999	5.00%	4.25%	4.44%	4.25%
$50,000 to $99,999	4.75%	4.00%	4.17%	4.00%
$100,000 to $249,000	3.75%	3.25%	3.36%	3.25%
$250,000 to $499,999	2.50%	2.00%	2.04%	2.00%
$500,000 to $999,999	2.00%	1.75%	1.78%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%(3)	See Below(4)

(1)

Rounded to the nearest one-hundredth percent.  Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)

The Distributor has elected to reallow its entire sales load for the Subscription Period to the Participating Dealers.  The sales load normally retained by the Distributor amounts to .75% for sales under $100,000, .50% for sales of $100,000 to $499,999, and .25% for sale of $500,000 to $999,999.

(3)

As shown, investors that purchase $1 million or more of any Fund’s A Shares will not pay any initial sales charge on the purchase.  However, purchases of $1 million or more of A Shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commission paid on those shares redeemed.

(4)

The Distributor may pay authorized dealers commission on purchases of A Shares over $1 million calculated as follows:  1.00% on purchases between $1 million and $3 million, .50% on amounts over $3 million but less than $5 million, .25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in A Shares.

Dealers will be entitled to receive any applicable sales loads on purchase orders upon processing of the orders through the National Securities Clearing Corporation (“NSCC”).  For further information regarding compensation paid to Dealers, please see the section entitled “How To Purchase Shares”.

During the Subscription Period, orders and payments for orders received by the Dealers will be processed via the NSCC.  Orders and payments for such orders may be processed through the NSCC commencing October 31, 2007 and proceeds will be invested in the Fund as of the date submitted via the NSCC.  You will become a shareholder of the Fund upon the Fund’s acceptance of your order to purchase shares.  All investments in the Fund will remain invested in cash through November 30, 2007, when the Fund will commence investing its assets consistent with its investment strategies and policies.  As a result, there is a risk that you could lose out on possible earnings if the payment you send to the Fund during this Subscription Period would have been invested in the market.

Arrow Investment Advisors, LLC (“Arrow”), the Fund’s investment advisor, has contractually agreed to pay the Fund’s expenses for the first 30 days for both the Class A Share, and Advisor Class; however, your redemption proceeds will be less any applicable sales load paid to your Dealer.  No redemption fees will be assessed on redemptions processed during the first 30 days.

During the Subscription Period, Arrow and its affiliates may sponsor various promotional activities held by the Dealers to promote sales of the Fund.  During this period, Arrow or its affiliates may also compensate certain Dealers (each a “Selected Dealers”), out of their own resources and at no cost to the investor, for certain marketing support services rendered during the Subscription Period, including finders fees, business planning assistance, advertising, educating personnel of the Selected Dealer about the Fund and shareholder financial planning needs, providing placement on the Selected Dealer’s list of offered funds, counseling on the preparation of sales material and presentation and arranging access to sales meetings, and sales representative and management representatives of the Selected Dealer.  Such payments will create an incentive for the Selected Dealers to recommend that you purchase Fund shares.

Details regarding payments made to Selected Dealers for marketing support services is contained in the SAI and is incorporated into the Fund’s prospectus.  Contact your Dealer for additional information.

This Supplement, and the Prospectus dated October 31, 2007, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information (dated October 31, 2007) have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-277-6933.